                                                                 EXHIBIT 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

            I, Todd A. Daniels,  Chief Financial Officer of Elecsys  Corporation
  (the "Company"),  do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that to my knowledge:

a)         The  Company's  Quarterly  Report on Form  10-QSB  for the  quarterly period ended October 31, 2007, which this certification  accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the
           Securities Exchange Act of 1934, as amended; and

b)         The information  contained in the Company's  Quarterly Report on Form
           10-QSB for the quarterly  period ended  October 31, 2007,  which this certification accompanies,  fairly presents, in all material aspects, the financial condition and results of operations of the Company.

  Date:  December 21, 2007                  /s/ Todd A. Daniels
                                       --------------------------------------------
                                       Todd A. Daniels
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)